UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2002

                         PROVIDIAN FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)



        Delaware                    1-12897                      94-2933952
 ----------------------     -------------------------     ----------------------
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)

        201 Mission Street
    San Francisco, California                                        94105
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (415) 543-0404

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     On November 6, 2002, the rating of the Providian Gateway Master Trust Series 2000-D Class B Certificates was downgraded by Standard & Poor's from "A" to "A-". Although this downgrade would cause an early amortization of Series 2000-D to occur if declared by two-thirds of the Class A or Class B certificateholders, Providian has received assurances that the certificateholders do not intend to declare an amortization event.

     Series 2000-D, comprising $1.1 billion in invested amount held by third parties, will begin its regular amortization in December 2002 as previously scheduled under the transaction documents.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PROVIDIAN FINANCIAL CORPORATION
                                                        (Registrant)


Date:  November 8, 2002                   By: /s/ Anthony F. Vuoto
                                              ----------------------------------
                                              Anthony F. Vuoto
                                              Vice Chairman and
                                              Chief Financial Officer